Exhibit 10.24

Exhibit 10.24

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (“Agreement”) is made and entered into as of

December 1, 2007 by and between, PNS Apparel, Inc., a California Corporation

(“PNS”), and Blue Man Group, Inc., a California Corporation (“BMG” and together with PNS “Sellers” and each a “Seller”), , all with a business address at 2654 Sequoia Drive, South Gate, CA 90280, (collectively “Seller”), Allen S. Yi (“Yi”) and American Apparel, Inc., a California Corporation, with a business address at, 747 Warehouse Street, Los Angeles, CA (“Buyer”).

RECITALS

A. Sellers are engaged in the business of garment dying and finishing which operates under the name PNS Apparel, Inc. and Blue Man Group, Inc. (the “Business”) in the State of California with a business location at business address of Sellers in South Gate, Los Angeles County, California.

B. Buyer desires to purchase from Sellers certain assets of Sellers related to the Business, as identified in this Agreement.

C. Subject to the terms and conditions contained in this Agreement, Sellers desire to sell to Buyer, and Buyer agrees to purchase from Sellers, the assets of Sellers expressly identified herein.

NOW, THEREFORE, in consideration of the mutual covenants, representations, and warranties set forth in this Agreement, the parties agree as follows:

ARTICLE

1. PURCHASE AND SALE OF ASSETS

1.1. Purchase and Sale of Assets.

Sellers agree to sell to Buyer, and Buyer agrees to purchase from Sellers, at Closing (as defined below), all of Sellers’ right, title, and interest in and to the following (the “Assets”):

(a) All tangible personal property, furnishings, fixtures, equipment, machinery, parts, accessories, inventory and any other property listed on Schedule A (the “Personal Property”); and

(b) The real estate lease listed on Schedule B, together with all of Sellers’ interest in any security deposit, prepaid rent, leasehold improvements, and appurtenances to the leased property (the “Real Property Leases”);

1.2. Liens.

Seller shall convey title to the Assets to Buyer free and clear of all liens, security interests, easements, and encumbrances of any kind or nature.

1.3. Risk of Loss.

Sellers assume all risk of loss or damage to the Assets prior to the Closing. In the event there is any material loss or damage to all or any portion of the Assets prior to the Closing, Buyer may either terminate this Agreement pursuant to Article 13, or negotiate with Sellers for a

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proportionate reduction in the Purchase Price to reflect the loss or damage. For the purposes of this provision, the term “material loss or damage” shall mean any loss or damage to the Assets with an aggregate cost of $5,000.

ARTICLE

2. ASSUMPTION OF LIABILITIES

2.1. Excluded Liabilities.

Except as expressly provided in this Agreement, Buyer shall not assume or become liable for any obligations, commitments, or liabilities of any Seller or Yi, whether known or unknown, absolute, contingent, or otherwise, and whether or not related to the Assets, including, without limitation, any employment, employee relationships, employment contracts, business, sales, income tax or use tax relating to Sellers’ operation of the Business and use and ownership of the Assets prior to the Closing.

ARTICLE

3. PURCHASE PRICE

3.1. Purchase Price.

The purchase price to be paid by Buyer to Sellers for the Assets (the “Purchase Price”) shall be One Million Six Hundred Dollars (US$1,600,000) to be paid as follows:

$800,000 to Young Hwan Kim to be paid on or before December 20, 2007.

$800,000 jointly to PNS Apparel, Inc. and Blue Man Group, Inc., as follows: $600,000 to be paid on Closing and $200,000 to be paid on or before December 20, 2007.

3.2. Payment of Purchase Price.

Buyer shall pay the Purchase Price to Seller in cash or immediately available funds as set forth in Section 3.1 of this Agreement.

3.3. Allocation of Purchase Price.

The Purchase Price shall be allocated among the Assets as follows:

(a) Personal Property: $1,550,000.

(b) Real Property Leases: $50,000.

3.4. Effect of Allocation.

The parties agree to abide by the allocation of the Purchase Price specified in this Agreement, and agree to report the transaction as allocated for income tax purposes.

ARTICLE

4. INSPECTION OF ASSETS

4.1. Inspection Period.

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Subject to the provisions of this Agreement, Buyer shall have a period of up to 20 days (the “Inspection Period”) from the date of mutual execution of this Agreement (the “Execution Date”), to conduct an inspection of the Assets and any related documents or other items relating to the Assets to determine the suitability of the Asset for Buyer’s intended purposes. At any time during the Inspection Period, Buyer may terminate this Agreement and receive a refund of the Purchase Price by giving written notice to Sellers based upon a material misrepresentation, a material breach of this Agreement, or a mutual mistake of material fact. If Buyer does not terminate this Agreement prior to the expiration of the Inspection Period, the Purchase Price shall be nonrefundable to Buyer unless otherwise provided in this Agreement.

4.2. Title Matters.

(a) On or before Closing, Sellers, at their sole cost and expense, shall remove all exceptions to title of the Assets, including, without limitations all UCC liens. In the event that Sellers fail to cure or remove any exception that it has agreed to cure or remove, Buyer may terminate this Agreement and receive a refund of the Purchase Price.

4.3. Access to Assets.

Prior to the Closing and during the Inspection Period, Buyer and its agents, employees, and contractors shall, at Buyer’s sole cost and expense, be afforded reasonable access to the Assets, including the Real Property, during normal business hours for the purpose of inspecting the physical condition of the Assets.

ARTICLE

5. CLOSING

5.1. Time and Place of Closing.

The closing for the purchase and sale of the Assets (the “Closing”) shall be held at 747

Warehouse St., Los Angeles, California 90021 on Dec 1, 2007 or at such other time and place as the parties may mutually agree in writing (the “Closing Date”). At Closing Seller shall convey title to the Assets to Buyer as provided in this Agreement.

5.3. Seller’s Closing Obligations.

At the Closing, Seller shall execute, acknowledge, and deliver, as appropriate, each of the following items:

(a) A duly executed bill of sale (the “Bill of Sale”), in substantially the form attached as Exhibit 1 and incorporated by reference, conveying all of Seller’s right, title, and interest in and to the Personal Property to Buyer.

(b) A duly executed assignment of leases (the “Assignment of Leases”), in substantially the form attached as Exhibit 2 and incorporated by reference, pursuant to which Seller shall assign to Buyer all of its right, title, and interest in and to, and Buyer shall accept and assume all of Seller’s obligations in respect of, the Real Property Leases.

(c) All other deeds, bills of sale, motor vehicle titles, warranty deeds, assignments, endorsements, licenses, and other good and sufficient instruments and documents of conveyance and transfer as shall be necessary and effective to transfer, convey, and assign to Buyer at the Closing all of

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Seller’s right, title, and interest in and to the Assets, free and clear of any liens or encumbrances as required by the terms of this Agreement.

5.4. Buyer’s Closing Obligations.

At the Closing, Buyer shall execute, acknowledge, and deliver, as appropriate, each of the following items:

(a) The amount of the Purchase Price in cash or immediately available funds, together with any funds as may be necessary to comply with Buyer’s obligations regarding the payment of prorations, costs, and expenses under this Agreement.

(b) Executed counterparts of any documents required to be signed by Buyer pursuant to this Agreement, including, but not limited to, the Assignment of Leases.

(c) All other instruments and documents necessary to consummate the transactions contemplated by this Agreement.

5.5. Expenses of Closing.

The expenses of Closing shall be paid as follows:

(a) Seller shall pay:

(i) Any sales or use tax arising out of the transfer of the Assets and Real Property Leases, if any.

(b) Except as otherwise expressly provided in this Agreement, all other Closing fees and costs, including, but not limited to, legal fees, accounting fees, consulting fees, and other incidental expenses in connection with the transactions contemplated by this Agreement shall be borne by the party that incurs the expenses.

5.6. Proration of Expenses.

Except as otherwise expressly provided in this Agreement, all expenses associated with the Assets being conveyed to Buyer, including, but not limited to, taxes, rent, insurance premiums, and utility charges, shall be apportioned ratably between the parties as of the Closing Date on the basis of a 30-day month. This obligation to make apportionments shall survive the Closing.

ARTICLE

6. REPRESENTATIONS AND WARRANTIES OF SELLER

Sellers and Yi jointly and severally, make the following representations and warranties to Buyer, each of which is true and correct as of the date of this Agreement, and shall survive the Closing Date:

6.1. Sellers’ and Allen S. Yi’s Representations and Warranties.

(a) PNS Apparel, Inc., and Blue Man Group, Inc., are each duly organized, validly existing, and in good standing under the laws of the state of its organization, and are qualified to transact business in the State of California.

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(b) Each of PNS and BMG have full legal power and authority to enter into and perform this Agreement, and this Agreement constitutes the valid and binding obligation of each of PNS and BMG, enforceable in accordance with its terms,

(c) The execution and delivery of this Agreement does not conflict with, violate, or constitute a default under the terms, conditions, or provisions of any agreement or instrument to which any Seller or Yi are a party, or any law, judgment, or order of which any Seller or Yi are aware, and will not result in the creation of any lien, security interest, or encumbrance on any of the Assets.

(d) There are no actions, suits, proceedings, or claims now pending or, to the best of any Seller’s and Yi’s knowledge, threatened against Seller, Yi, or the Assets that would affect Sellers’ ability to fulfill their obligations under this Agreement or that would impair, Sellers’ good and marketable title to any of the Assets or the value of the Assets.

(e) Sellers have, and will have at Closing, good and marketable title to all the Assets free and clear of all liens, charges, and encumbrances.

(f) Sellers have provided Buyer with true and correct copies of all Real Property Leases. To Sellers’ and Yi’s knowledge, the Real Property Lease is in full force and effect, and neither Seller nor any other party is in default under the Real Property Lease.

(g) Sellers have provided Buyer with true and correct copies of all documents evidencing Sellers’ and Yi’s rights in the Personal Property. To Sellers’ and Yi’s knowledge, each agreement, instrument, or license with respect to the Personal Property is in full force and effect, and neither Seller nor any other party is in default under any such agreements.

(h) Neither of the Sellers or Yi are not a party to, or otherwise bound by, any collective bargaining agreement, multi-employer pension fund, or other labor union agreement with respect to any persons employed by any Seller in connection with its operation of the Business.

(i) No individual or entity, including, without limitation, Yi, D-Fabrik Los Angeles Inc., and ASY, Inc., has any existing rights in or to the Assets, including, but not limited to, any rights of first refusal to the Assets.

(j) ASY, Inc., is not an existing entity or corporation.

(k) Yi disclaims any rights or interests in any of the Assets. Yi further represents and warrants that he has no rights, interests, claims, or liens that would restrict, limit or encumber the Sellers’ title to the Assets, Sellers’ rights to enter into this Agreement, or Sellers’ ability to perform any of Sellers’ obligations under this Agreement. Yi agrees to execute any disclaimer, written acknowledgement, or assignment reasonably requested by the Buyer to evidence or perfect this disclaimer or to assign any rights in or to any of the Assets, residual or otherwise to Buyer.

(l) The parties acknowledge that Sellers has begun operations within the past (6) six months at its current location and that certain permits, licenses, or registrations (collectively “Permits) have been applied for, are pending, and not yet approved. The parties acknowledge that certain permits, licenses, or registrations are non-transferable under the applicable law, regulation or administrative rule. The Sellers represents that it has either received approval or has applied in good faith for all necessary permits, licenses and registrations.

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(m) Schedule E sets forth all Permits held or applied for by Sellers. No Permit other than those listed on Schedule E is necessary for the use and operation of the Personal Property at the Business location. No notice of any violation has been received in respect of any such Permit and neither of the Sellers or Yi have any knowledge of any proceeding which is pending or threatened that would suspend or revoke or limit any such Permit.

6.2 Environmental Matters. Compliance with Environmental Laws. The Assets and lease property identified in Schedule B (“Lease Property”) have been maintained in compliance with all federal, state, local or foreign laws, statutes, ordinances, regulations, rules, judgments, orders, notice requirements, court decisions, agency guidelines or principles of law, restrictions and licenses, which (i) regulate or relate to the protection or clean-up of the environment; the use, treatment, storage, transportation, handling, disposal or release of Hazardous Substances, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources; or the health and safety of persons or property, including without limitation protection of the health and safety of employees; or (ii) impose liability with respect to any of the foregoing, including without limitation the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. § 6901 et seq.) (“RCRA”), Safe Drinking Water Act (21 U.S.C. § 349, 42 U.S.C. § 300f-300j-26), Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), Clean Air Act (42 U.S.C. § 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.) (“CERCLA”), California Health & Safety Code (§ 25100 et seq., § 39000 et seq.), and California Water Code (§ 13000 et seq.), or any other similar federal, state or local law of similar effect, each as amended. (All of the above are, collectively, the “Environmental Laws”).

The Lease Property and the Assets are, and at all times have been, owned, leased and operated in compliance with all Environmental Laws and in a manner that will not give rise to any liability under any Environmental Laws.

(b) Neither of the Sellers have, and at all times has had, all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any Governmental Authority (collectively “Permits”), whether foreign, federal, state or local, or any other person, necessary or desirable for the past, present or anticipated conduct of, or relating to the operation of the Business required under any Environmental Law and the Lease Property and the Assets is, and at all times has been, in compliance with all such Permits.

(c) The Seller has not received any notice at any time that it is or was claimed to be in violation of or in non-compliance with the conditions of any Permit required under any Environmental Law or the provisions of any Environmental Law.

(d) There is not now pending or threatened, nor any basis for, nor has there ever been, a no litigation, action, suit, proceeding or investigation (collectively, “Actions” and each, an “Action”) against any Seller or Yi under any Environmental Law or otherwise with respect to any release or mishandling of any Hazardous Substance.

(e) There are no consent decrees, judgments, judicial or administrative orders or agreements with, or liens by, any governmental authority or quasi-governmental entity relating to any Environmental Law which regulate, obligate, bind or in any way affect any Seller or the Lease Property or the Assets.

(f) “Hazardous Substance” shall mean any quantity of asbestos in any form, urea formaldehyde, PCB’S, radon gas, crude oil or any fraction thereof, all forms of natural gas,

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petroleum products or by-products, any radioactive substance, any toxic, infectious, reactive, corrosive, ignitable or flammable chemical or chemical compound and any other hazardous substance, material or waste (as defined in or for purposes of any Environmental Law), whether solid, liquid or gas.

There is not and has not been any Hazardous Substance used, generated, treated, stored, transported, disposed of, handled or otherwise existing on, under, about or from the Lease Property and the Assets, except for quantities of any such Hazardous Substances stored or otherwise held on, under or about any such facilities in full compliance with all Environmental Laws and necessary for the operation of the Business.

(g) Each of the Sellers have at all times used, generated, treated, stored, transported, disposed of or otherwise handled its Hazardous Substances in compliance with all Environmental Laws and in a manner that will not result in liability of any Seller under any Environmental Law.

(h) There are no present or past Environmental Conditions (as defined below) in any way relating to any Seller, or the Lease Property or the Assets. “Environmental Conditions” means the introduction into the environment of any pollution, including without limitation any contaminant, irritant or pollutant or other Hazardous Substance (whether or not upon the Lease Property or other property of any Seller and whether or not such pollution constituted at the time thereof a violation of any Environmental Law as a result of any Release of any kind whatsoever of any Hazardous Substance) as a result of which any Seller has or may become liable to any person or by reason of which the Lease Property or the Assets may suffer or be subjected to any lien.

(i) CERCLA or RCRA. No current or past use, generation, treatment, transportation, storage, disposal or handling practice of the Seller with respect to any Hazardous Substance has or will result in any liability under the CERCLA or RCRA or any state or local law of similar effect.

(j) Storage Tank or Pipeline. There is not now and has not been at any time in the past any underground or above-ground storage tank or pipeline at the Lease Property where the installation, use, maintenance, repair, testing, closure or removal of such tank or pipeline was not in compliance with all Environmental Laws and there has been no release from or rupture of any such tank or pipeline, including without limitation any release from or in connection with the filling or emptying of such tank.

(k) Environmental Audits or Assessments. True, complete and correct copies of the written reports, and all parts thereof, including any drafts of such reports if such drafts are in the possession or control of either Seller or Yi, of all environmental audits or assessments which have been conducted at the Lease Property within the past five (5) years, either by eitherSeller, Yi or any attorney, environmental consultant or engineer engaged for such purpose, have been delivered to Buyer and a list of all such reports, audits and assessments and any other similar report, audit or assessment of which either Seller or Yi has knowledge is included on Schedule C.

(1) Proposition 65. Sellers do not manufacture or distribute any product in the State of California which requires the warning mandated by the California Safe Drinking Water and Toxic Enforcement Act of 1986 (“Proposition 65”), California Health and Safety Code § 25249.5 et seq.

(m) Indemnification Agreements. Neither Seller is a party, whether as a direct signatory or as successor, assign or third party beneficiary, or otherwise bound, to any lease or other Contract

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under which such Seller is obligated by or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning environmental conditions.

(n) Releases or Waivers. Neither Sellers nor Yi havereleased any other person from any claim under any Environmental Law or waived any rights concerning any Environmental Condition.

(o) Notices, Warnings and Records. Each Seller and Yi has given all notices and warnings, made all reports, and has kept and maintained all records required by and in compliance with all Environmental Laws.

6.3 Labor and Employment Matters.

(a) Each Seller (i) has withheld and paid to the appropriate Governmental Authorities, or is withholding for payment not yet due to such authorities, all amounts required to be withheld from its employees; (ii) is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing; and (iii) has complied in all material respects with all Applicable Laws, rules and regulations relating to the employment of labor, including Title VII of the Federal Civil Rights Act of 1964, as amended, OSHA, and those relating to hours, wages, collective bargaining and the payment and withholding of Taxes and other sums as required by appropriate authorities.

(b) Neither Seller is a party to any collective bargaining agreement or other labor contract applicable to the employees of such Seller; there has been no breach or other failure to comply with any material provision of any such agreement or contract; and neither Seller is subject to any (i) unfair labor practice complaint pending before the National Labor Relations Board or any other federal, state, local or foreign agency, (ii) pending or threatened labor strike, slowdown, work stoppage, lockout, or other organized labor disturbance, or threat thereof, (iii) pending grievance proceeding, (iv) pending representation question respecting the employees of such Seller, (v) pending arbitration proceeding arising out of or under any collective bargaining agreement or (vi) attempt by any union to represent employees of such Seller as a collective bargaining agent.

6.4 Insurance.

Schedule D sets forth a list and brief description of all policies or binders of fire, liability, product liability, worker’s compensation, vehicular and other insurance held by or on behalf of each Seller. Such policies and binders are valid and enforceable in accordance with their terms, are in full force and effect, and insure against risks and liabilities of the kinds and in amounts customarily insured against by persons of established reputation engaged in the same or a similar business similarly situated. All premiums on all such policies have been paid to date and each of the Sellers has complied with all conditions of such policies and has received no notice of any failure to comply with the terms of such policies. In addition, Schedule D sets forth in respect of such policies and binders (i) the type and amount of coverage provided thereby, (ii) their respective effective dates, and (iii) claims made or occurrences reported during the past two (2) years with respect to products liability and workers compensation.

6.5. Correctness of Representations.

No representation or warranty of any Seller or Yi in this Agreement or any other information furnished by any Seller or Yi pursuant to this Agreement contains any untrue statement of

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material fact or fails to state any fact necessary in order to make the statements not misleading in any material respect. All statements, representations, and other information provided by each Seller and Yi to Buyer shall be true and correct on and as of the Closing Date as though made on that date.

The parties agree that no representation, other then what is expressly set forth herein, have been relied upon and the representations expressed herein are the sole and exclusive inducement to enter into this Agreement.

ARTICLE

7. REPRESENTATIONS AND WARRANTIES OF BUYER

7.1. Buyer’s Representations and Warranties.

Buyer makes the following representations and warranties to Sellers, each of which is true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date:

(a) Buyer is a California Corporation duly organized, validly existing, and in good standing under the laws of the state of its organization, and is qualified to transact business in the State of California.

(b) Buyer has full legal power and authority to enter into and perform this Agreement, and this Agreement constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms.

(c) Provided that Buyer has obtained the consents referred to in Section 10.1 hereof, the execution and delivery of this Agreement does not conflict with, violate, or constitute a default under the terms, conditions, or provisions of any agreement or instrument to which Buyer is a party, or any law, judgment, or order of which Buyer is aware, and will not result in the creation of any lien, security interest, or encumbrance on any of the Assets.

(d) There is no action, proceeding, or claim pending, or, to Buyer’s knowledge, threatened, against Buyer that would affect Buyer’s ability to consummate the transactions contemplated by this Agreement.

(e) No consent, approval, or authorization of or declaration, filing, or registration with any governmental or regulatory authority is required in connection with the execution, delivery, and performance by Buyer of this Agreement or the consummation of the transactions contemplated by the Agreement,

7.2. Correctness of Representations.

No representation or warranty of Buyer in this Agreement or any other information furnished by Buyer pursuant to this Agreement contains any untrue statement of material fact or fails to state any fact necessary in order to make the statements not misleading in any material respect. All statements, representations, exhibits, and other information provided by Buyer to Sellers shall be true and correct on and as of the Closing Date as though made on that date.

ARTICLE

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8. SELLER’S PRE-CLOSING OBLIGATIONS

8.1. Maintenance of Property Pending Closing.

At all times prior to the Closing Date, Seller shalls continue to maintain the Assets and shall conduct their operation of the Business in the same manner as they have been maintained and operated by Seller prior to the execution of this Agreement.

8.2. Access and Information. Each and Yi shall promptly provide Buyer with all information concerning the Business and the Assets that Buyer may reasonably request, and Buyer and its accountants and other representatives shall have access during normal business hours to all of the Assets and to the books and records of the Business.

8.3. Consents. On or before the Closing Date, Sellers, at their expense, shall use their best efforts to obtain all necessary consents required to assign Sellers’ interest in any of the Assets to Buyer as contemplated by this Agreement. In the event Sellers are unable to obtain any such consent on or before the Closing Date, Buyer may terminate this Agreement as provided in Article 13.

8.4. Discharge of Liens. All liens, claims, charges, security interests, pledges, assignments, or encumbrances relating to the Assets that are not Permitted Liens shall be satisfied, terminated, and discharged by Sellers on or prior to the Closing Date, and evidence reasonably satisfactory to Buyer and its counsel of the satisfaction, termination, and discharge shall be delivered to Buyer at or prior to the Closing.

8.5. Seller Employees. Each Seller shall be responsible without exception for all compensation, taxes, insurance, and other benefits and amounts relating to its employees and shall indemnify and hold Buyer harmless from any claims made against Buyer with respect to such obligations. Buyer shall not assume or in any way become responsible or liable for obligations, commitments, or liabilities, including, without limitation, any compensation, taxes, insurance or other benefits and amounts payable by any Seller on account of any of its employees.

ARTICLE 9. MUTUAL COVENANTS 9.1. Further Assurances Prior to Closing.

Each Seller, Yiand Buyer shall, prior to Closing, execute any and all documents and perform any and all acts reasonably necessary, incidental, or appropriate to effect the transactions contemplated by this Agreement.

9.2. Notification of Changed Circumstances. At any time after the Execution Date and prior to the Closing, if either party becomes aware of any fact or circumstance that would materially change a representation or warranty made under this Agreement, the party with knowledge of those facts shall notify the other parties in writing as soon as possible after the discovery of the changed circumstances.

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9.3. Compliance With Bulk Sales Law.

Buyer shall give notice if necessary, in compliance with Division 6 of the California Uniform Commercial Code, of the sale contemplated by this Agreement. Seller shall furnish Buyer with all information necessary for Buyer to prepare the notice, including all names and business addresses used by Seller within the past 3 years and the location of all of the assets to be transferred to Buyer under this Agreement.

9.4. Broker’s Fees.

Each party represents and warrants that no broker, finder, or any other person or entity has any claim for any brokerage commissions or fees in connection with any of the transactions contemplated by this Agreement. Sellers and Yi shall indemnify the other against any claim or loss suffered as a result of any claim for brokerage commissions or fees payable, or claimed to be payable, on the basis of any actions in connection with this Agreement.

ARTICLE

10. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

10.1. Buyer’s Conditions.

The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

(a) The representations and warranties of Sellers and Yi set forth in Article 6 shall be true and correct as of the Closing Date.

(b) Each Seller shall have performed and complied with all of the agreements, covenants, and conditions required of each Seller by this Agreement on or before the Closing Date.

(c) No action, suit, or proceeding before any court or any governmental body or authority that would in any way affect the Assets or the ability of the parties to consummate the transactions contemplated by this Agreement shall have been instituted or threatened on or before the Closing Date.

(d) The Assets shall be in substantially the same condition on the Closing Date as on the Execution Date, and there shall be no loss or damage to the property prior to the Closing.

(e) Each Seller shall have obtained all necessary lien releases, agreements and consents of any parties required to consummate the transactions contemplated by this Agreement, including, without limitation, consent from the landlord related to the Real Property Lease.

(f) Buyer shall have received a corporation tax clearance certificate from the State Board of Equalization (with respect to each Seller’s sales and use tax liabilities) and the Employment Development Department (with respect to each Seller’s employment tax obligations), as of a date not more than 5 days prior to the Closing Date for each Seller.

(g) Buyer shall have received a Certificate of Release from the California Employment Development Department stating that, as of a date not more than 5 days prior to the Closing Date, no contributions, interest, or penalties are due from Seller.

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(h) Buyer shall have received consents to Agreement from its lenders as required by Buyer’s credit agreements with the Lenders

10.2. Failure to Satisfy Buyer’s Conditions.

Any of Buyer’s conditions precedent may be waived in whole or in part by Buyer in writing at any time on or before the Closing Date. In the event all Buyer’s conditions precedent have not been waived by Buyer or satisfied in full on or before the Closing Date, Buyer may elect to terminate this Agreement and receive a refund of the Purchase Price.

ARTICLE

11. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

11.1. Sellers’ Conditions.

The obligation of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

(a) Seller shall have received the amount of the Purchase Price in cash or immediately available funds at Closing.

(b) The representations and warranties of Buyer set forth in Article 7 shall be true and correct as of the Closing Date.

(c) Buyer shall have performed and complied with all of the agreements, covenants, and conditions required of Buyer by this Agreement on or before the Closing Date.

11.2. Failure to Satisfy Sellers’ Conditions.

Any of Sellers’ conditions precedent may be waived in whole or in part by either Seller in writing at any time on or before the Closing Date. In the event all Sellers’ conditions precedent have not been waived by either Seller or satisfied in full on or before the Closing Date, Sellers may elect to terminate this Agreement as provided in Article 13.

ARTICLE

12. POST-CLOSING OBLIGATIONS

12.1. Additional Assurances.

Each party agrees to do all acts and things and to make, execute, and deliver such written instruments as shall be reasonably necessary to carry out the terms and provisions of this Agreement. This covenant of further assurances shall survive the Closing.

ARTICLE

13. TERMINATION

13.1. Termination.

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This Agreement may be terminated as follows:

(a) By the mutual consent of Buyer and Sellers at any time prior to the Closing.

(b) By Buyer at any time prior to the Closing as expressly provided in this Agreement, or if any condition precedent to Buyer’s obligations set forth in Article 10 has not been satisfied in full or previously waived by Buyer in writing at or prior to the Closing.

(c) By Sellers at any time prior to the Closing as expressly provided in this Agreement, or if any condition precedent to Seller’s obligations set forth in Article 11 has not been satisfied in full or previously waived by Seller in writing at or prior to the Closing.

(d) By a non-breaching party if the Closing has not occurred on or before December 31,2007 and the delay in closing was not the result of any act or omission of the party electing to terminate under this section.

13.2. Effect of Termination.

In the event of the termination of this Agreement pursuant to the provisions of this Article 13, this Agreement shall become void and have no effect, without any liability on the part of any of the parties.

13.3. Remedies Cumulative.

The remedies set forth in this Agreement are cumulative and not exclusive of any other legal or equitable remedy otherwise available to any party.

ARTICLE

14. INDEMNIFICATION

14.1. Sellers’ Indemnification.

In addition to any other agreement on the part of either Seller or Yi to indemnify Buyer set forth in this Agreement, Seller and Yi jointly and severally shall defend, indemnify and hold Buyer harmless from and against any and all loss, cost, damage, claim, liability, or expense, including without limitation reasonable attorney fees and costs, in any way arising from or related to (a) Sellers’ ownership or use of the Assets, or either Sellers operation of the Business, prior to the Closing Date, including, but not limited to, any claim of right which D-Fabrik Los Angeles Inc., may claim in and to the Assets, (b) the failure or falsity of any representation or warranty of either Seller or Yi contained in this Agreement, or (c) the failure by either Seller or Yi to observe or perform any other covenant or agreement to be observed or performed by such Seller or Yi under this Agreement.

14.2. Survival of Indemnities.

The agreements to indemnify set forth in this Article 14 shall survive the Closing.

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ARTICLE

15. GENERAL PROVISIONS

15.1. Assignment.

The respective rights and obligations of the parties to this Agreement may not be assigned by any party without the prior written consent of the other parties, which consent may not be unreasonably withheld or delayed.

15.2. Successors and Assigns.

The terms and provisions of this Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties.

15.3. Entire Agreement.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, oral and written, between the parties to this Agreement with respect to the subject matter of this Agreement.

15.4. Modification and Waiver.

This Agreement may not be amended, modified, or supplemented except by written agreement in signed by the party against which the enforcement of the amendment, modification, or supplement is sought. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision. No waiver shall be binding unless executed in writing by the party making the waiver.

15.5. Attorney’s Fees.

If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees and other costs incurred in the action or proceeding, in addition to any other relief to which the prevailing party may be entitled.

15.6. Fees and Expenses.

Except as otherwise specifically provided in this Agreement, Sellers and Buyer shall pay their own fees and expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

15.7. Notices.

All notices, requests, demands, and other communications required by this Agreement shall be in writing and shall be (a) delivered in person or by courier, (b) mailed by first class registered or certified mail, or (c) delivered by facsimile transmission, as follows, or to such other address as a party may designate to the other in writing:

(i) If to either Seller or Yi:

20 THE VILLAGE UNIT 409, REDONDO BEACH, CA, 90277

(ii) If to Buyer: American Apparel, Inc., c/o Marty Bailey, 747 Warehouse Street, Los Angeles, CA 90021

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If delivered personally or by courier, the date on which the notice, request, instruction, or document is delivered shall be the date on which the delivery is made, and if delivered by facsimile transmission or mail as aforesaid, the date on which the notice, request, instruction, or document is received shall be the date of delivery.

15.8. Headings.

All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement.

15.9. Counterparts.

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one counterpart has been signed by each party and delivered to the other party hereto.

15.10. Time of Essence.

Time shall be of the essence with respect to the obligations of the parties to this Agreement.

15.11. Governing Law.

This Agreement shall be governed by and construed under the laws of the State of California without reference to its conflicts of laws provisions. The venue of any dispute, claim or action regarding this agreement shall be the Los Angeles Superior Court, Central District.

15.12. Severability.

In the event any provision of this Agreement is deemed to be invalid, illegal, or unenforceable, all other provisions of the Agreement that are not affected by the invalidity, illegality, or unenforceability shall remain in full force and effect.

15.13 All parties have been represented by their own legal counsel.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

PNS APPAREL, INC.

ALLEN S.Y, PRESIDENT

[Name and title of representative for PNS Apparel, Inc.]

BLUE MAN GROUP, INC.

ALLEN S.Y, PRESIDENT

[Name and title of representative for Blue Man Group, Inc.]

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ALLEN S. YI

ALLEN S.Y, PRESIDENT

AMERICAN APPAREL INC.,

ALLEN S.Y, PRESIDENT

[Name and title of representative for buyer]

LIST OF SCHEDULES AND EXHIBITS

Schedule A - List of Personal Property

Schedule B - List of Real Property Leases

Schedule C - List of Environmental Audits and Assessments

Schedule D - List of Insurance Policies

Schedule E - List of Permits

Exhibit 1 - Bill of Sale

Exhibit 2 - Assignment of Real Property Leases

Exhibit 3 - Miscellaneous Due Diligence

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EXHIBIT 1

BILL OF SALE

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BILL OF SALE

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, and pursuant to that certain Asset Purchase

Agreement dated as of 12/1/07 (the “Asset Purchase Agreement”), by and among P.N.S. Apparel, Inc., a California corporation (“PNS”) and Blue Man Group, Inc., a California corporation (“BMG”) (“collectively the “Sellers” and each, a “Seller”) and American Apparel, Inc., a California corporation (“Buyer”), the Sellers, and each of them, does hereby grant, bargain, transfer, sell, assign, convey and deliver to Buyer all right, title and interest in and to the Assets as such terms are defined in the Asset Purchase Agreement.

Each Seller, for itself and its successors and assigns, hereby jointly and severally represents and warrants that, except as otherwise set forth in the Asset Purchase Agreement, the Sellers are the owner absolutely of the Assets, that the Assets are free and clear of and from all encumbrances, that the Sellers have good right to sell and assign the Assets to Buyer as aforesaid, and will warrant and defend the same to Buyer against the lawful claims and demands of all persons in accordance with and subject to the limitations of the Asset Purchase Agreement.

Each Seller hereby covenants and agrees that, at any time and from time to time forthwith upon the written request of Buyer, such Seller will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the Assets sold, conveyed, transferred and delivered by this Bill of Sale.

[This space intentionally left blank. Signature page follows.]

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6IN WITNESS WHEREOF, the Sellers have executed this Bill of Sale as of [Date].

P.N.S. Apparel, Inc.,

a California corporation

By

Its PRESIDENT

BLUE MAN GROUP INC.

a California corporation

By.

Its PRESIDENT

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| | Fixed Assets | Value USD |
|---|---|---|
| | Machinery and Equipment | |
| | Digital Scale | 1059.22 |
| | Compresor Cylender | 2721.40 |
| | Sample Washer | 6710.79 |
| | Sample Washer | 6710.79 |
| | Sample Washer | 6710.79 |
| | Sample Washer | 6710.79 |
| | Sample Washer | 6710.78 |
| 11 | 8 Washers Transferon ( Two in reapir Status ) | 571526.28 |
| 8 - 9 | Washers Washex | 122500.00 |
| 10 | Washer Washex | 76775.00 |
| | Washer Washex ( Sold ) | 0.00 |
| | 5 Washer(Sample) FTTurkey | 35832.09 |
| | Washer(Sample) Uni-Wash | 2706.25 |
| 3 - 7 | Dryer Transferon | 261264.29 |
| | Stoner Transferon | 41806.72 |
| | Conveyer - Dryer | 40647.73 |
| | Spray Booths FTItaly | 42581.79 |
| | Curring Oven | 46807.59 |
| | Boiler Dixon | 19345.50 |
| | Boiler Hurst | 19345.52 |
| 1 | Compressor Benze/Atlas | 57014.12 |
| | Forklift Electrical | 0.00 |
| | Manaquins | 131447.47 |
| | Potasium Manaquies | 804.90 |
| | Welding Equipment | 12809.09 |
| | Threading Machine | 2165.00 |
| | Water Sediment Tank | 12000.00 |
| | 75LB Dryer Rebuilt | 1353.13 |
| | Water Tanks | 5412.50 |
| | Sample Washer INTERSAC | 9550.00 |
| | MDH COMPANY INC. -BOILER | 80176.00 |
| 2 | Benz Compressed Air Systems , - Sales tax | 3236.11 |
| | Oven Hanger | 134.22 |
| | 10 CARTS | 1180.00 |
| | 200 BUGGIES | 9480.72 |
| | - Machinery and Equipment | 1082.50 |
| | POTASSIUM CABINET | 6393.61 |
| | Life Electric - TRANSFORMER 480VOLTS - 200 AMPS | 4250.00 |
| | 20 MANNAQUINS | 34630.73 |
| | Les Pringle Service, Inc. - Machinery and Equipment | 1623.75 |
| | ALPHA SUPPLY CO.BACKHOE | 15411.00 |
| | VACUUM FOR PRESS | 2010.94 |
| | EXTRACTOR 20LB FOR SAMPLING DEPT | 1500.00 |
| | DAG MACHINE (PLASTIC STAPLE) | 1600.00 |
| | UPGRADING MANIQUES | 13649.69 |

Trenching And Piping repair 62587.33

BELLY WASHER MACHINE 50 LBS 7255.00

SAMPLE DRIER PASSAT 50 LBS 5330.00

STEAM IRON 690.00

STEAM IRON 690.00

10 WASHER MACHINE ( LAUNDRY CONTAINER) $340 EACH ONE 3400.00

10 HAND WHEELBARROW (LAUNDRY CONTAINER 850.00

8 PLASTIC LAUNDRY CONTAINER (BLUE) 550.00

LUMINATION CABINET GRETAGMACBETH 700.00

6 LAUNDRY CONTAINER 990.00

17 NAOMOTO ALL STEAM IRON 1870.00

LIFT CAR 230.00

2 INSPECTION TABLES 215.00

MIXER SOLUTIONS 190.00

SMALL WEIGHING SCALE 260.00

LARGE WORKSTATION (FURNITURE) 170.00

SMALL WORKSTATION (FURNITURE) 170.00

WEIGHNING SCALE 890.00

LIFT CAR 130.00

5 PORTABLE STACKING RACK 425.00

TRANSPOR ROLLS 450.00

PARKER 3.5 HP BOILER 1500.00

10HP COMPRESSOR 1500.00

2 SPRAY SAMPLE BOOTH WITH EXTRACTOR 3000.00

7 METAL PARTICLE ADJUSTABLE SHELVES 420.00

Replacement motor 2209.65

Stainless piping and calibration work for machines 103600.00

SAND-TECH, INC - MODEL F6 800 RPM POWER 791.69

SAND-TECH, INC - MODEL F6 800 RPM POWER 791.68

Industrial Oven 58906.18

Machine Dennison type 1894.38

Strapping industrial machine 350.00

Compresor Model SS-EP50SE SERIAL No. G457J96165 15000.00

Motor & Inverter 18000.00

Wash Machinery M & A Sample machines Dye 54125.00

Labor(may-july) 0.00

Parts 14338.19

Parts 2656.13

Parts 1746.29

Parts 325.68

Dye Lab equipment 27500.72

finishing presses 7 8400.00

TOTAL 2132486.72

| Office equipment | |
|---|---|
| TR Trading Company - Conference table and Wardrob Cabinet | 476.30 |
| 4 chairs/4 cabinets | 1733.82 |
| 12 chairs / 1 cabinet | 1204.65 |
| 2 cow hiderues | 538.00 |
| Rubens glass | 550.00 |
| 1 sofa 2 chairs | 2432.38 |
| TR Trading Com | 377.79 |
| 2 clock / 5 chairs | 317.23 |
| COST PLUS - Office Furniture | 4510.02 |
| 2 Hon - tables | 335.55 |
| 6 chairs | 605.68 |
| PETTY CASH OCT | 430.98 |
| Telephone equipment | 10825.00 |
| BAY ALARM | 261.27 |
| BAY ALARM | 1056.27 |
| BAY ALARM | 545.66 |
| BAY ALARM | 545.66 |
| Standard Tel - TRUNK CARD-6CKT | 2074.87 |
| CHAIRS (DEVELOPMENT) JUNKO | 235.99 |
| SHELFS (DEVELOPMENT)JUNKO | 336.60 |
| DESK (J. DICKINSON) | 121.23 |
| FILING CABINET (J. DICKINSON) | 103.91 |
| BOOKCASE (J. DICKINSON) | 69.27 |
| TABLE FOR CONF. ROOM (C PANCARDO) | 427.59 |
| CABINETS FOR QC (C PANCARDO) | 409.19 |
| CENTRAL TELEPHONE PANASONIC -FTMEX | 350.00 |
| | |
| | 30874.91 |

| Computor Equipment | |
|---|---|
| Computor System | 10488.95 |
| NEXCOR | 1509.01 |
| Dell Lap Top Computor | 2053.50 |
| Dell Desk Top Accounting | 2162.25 |
| Dell Desk Top Production | 2162.26 |
| NEXCOR | 4078.86 |
| LAP TOP TOSHIBA | 1558.78 |
| NEXCOR | 1812.11 |
| NEXCOR | 1478.97 |
| DITACS - SURVEILLANCE SYSTEM IFA CAMERAS 18 | 19352.28 |
| NEXCORE | 1864.34 |
| DITACS - COMPUTER SYSTEM WIRELESS ACCESS FOR THE GUAR | 1626.36 |
| COMPUTER & SOFTWARE (J. Dickinson) | 1993.95 |
| Link card (J. Dickinson) | 53.86 |
| SERVER USB | 100.00 |
| | 52295.48 |

Leasehold imporovements

July (2005)

8129.49

January to July

August

September

0.00

166509.95

0.00

Octuber

0.00

November

0.00

December

0.00

February

852.50

June

2990.00

August

September

1875.04

697.43

Octuber

7556.08

March (2006)

140.00

April (2006)

415.70

May (2006)

646.67

September (2006)

59.46

Ocober

Novemeber

37520.26

16052.43

December

4200.53

January

February

March

April May 6800.25 11000.57 19250.00 9752.00 26579.26 June

July

August

Septtember 2007

29075.27

27052.91

24659.72

12267.45

414082.97

FIXED ASSESTS TOTAL

2629740.08

Schedule B

List of Real Property Leases

1) 2654 Sequioa Dr, South Gate, CA 90280

Schedule C

List of Environmental Audits and Assessments

1) Phase One Report – Prepared by Project JMK

2) Waste Water Control Audit

Schedule D List of Insurance Policies

1) Commercial General Liability (includes building/lease insurance policy

2) Workers Compensation and Employers’ Liability

Schedule E List of Permits

1) Certificate of Occupancy

2) Public Health Permit (includes Garment Registration Permit)

3) South Gate Business License

PNS APPAREL, INC.

ALLEN S.Yi PRESIDENT

[Name and title of representative for PNS Apparel, Inc.]

BLUE MAN GROUP, INC.

ALLEN S.Yi PRESIDENT

[Name and title of representative for Blue Man Group, Inc.

ALLEN S.Yi

AMERICAN APPAREL INC.,

[Name and title of representative for buyer]

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